May 20, 2024

BNY MELLON STRATEGIC FUNDS, INC.

-BNY Mellon U.S. Equity Fund

Supplement to Statement of Additional Information

BNY Mellon U.S. Equity Fund (the "Fund"), a series of BNY Mellon Strategic Funds, Inc., is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on May 17, 2024, all Fund shares in BNYM Adviser Retirement Plans have been exchanged for Wealth shares of Dreyfus Government Cash Management (the "Acquiring Fund"). Investors may obtain a copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

GRP3-SAISTK-0524-2